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                         EXHIBIT 10(e)

                    CONSULTING CONTRACT WITH
                    KEITH H. SCHONROCK, JR.
                     DATED JANUARY 17, 1990

             (Incorporated by reference to exhibits
             filed with Intergraph's Annual Report
                on Form 10-K for the fiscal year
                    ended December 31, 1993,
                        File No. 0-9722)

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